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                                                                   EXHIBIT 10(a)


                          BEARINGS, INC. FORM 10-K FOR
                         FISCAL YEAR ENDED JUNE 30, 1996


                                     SCHEDULE

         The Executive Severance Agreements ("Agreements") presently in effect for eight (8) executive officers are substantially identical in all material respects. This revised schedule is included pursuant to Instruction 2 of
Item 601(a) of Regulation S-K for the purpose of setting forth the material details in which the specific Agreements differ from the form of Agreement filed as Exhibit 10(b) to the Bearings, Inc. Form 10-K for the fiscal year ended
June 30, 1989:

                                                           "Base Compensation"
                                                           Multiple Pursuant
Name                   Title                               to Paragraph 3(b)
- ----                   -----                               -------------------
J. C. Dannemiller  Chairman & Chief Executive Officer            Three (3)

J. C. Robinson     President & Chief Operating Officer           Three (3)

F. A. Martins      Vice President-Sales & Field Operations       Two (2)

B. L. Purser       Vice President-Marketing & National
                          Accounts                               Two (2)
R. C. Shaw         Vice President-Communications,                Two (2)
                          Organizational Learning &
                          Quality Standards

R. C. Stinson      Vice President-Administration,                Two (2)
                          Human Resources,
                          General Counsel & Secretary

J. R. Whitten      Vice President-Finance & Treasurer            Two (2)

M. O. Eisele       Controller                                    Two (2)


         The continuation of employee benefit plans, programs and arrangements set forth in Paragraph 4 is three (3) years for Messrs. Dannemiller and Robinson, and two (2) years for the other executive officers listed.